UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2010

Autobytel Inc.
(Exact Name of Registrant as Specified in Its Charter)

               Delaware                                                             0-22239                                                       33-0711569
            (State or Other Jurisdiction                                                        (Commission File Number)                                                       (I.R.S. Employer
              of Incorporation)                                                                                                                      Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California 92612-1400
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (949) 225-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information included in Item 3.03 below regarding the Plan (as defined below) is incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

The information included in Item 3.03 below regarding the Rights Agreement (as defined below) is incorporated by reference into this Item 1.02.

Item 3.03.	Material Modification to Rights of Security Holders.

Effective as of May 26, 2010, Autobytel Inc. (the “Company”) entered into a Tax Benefit Preservation Plan, between the Company and Computershare Trust Company, N.A., as rights agent (the “Plan”). The Board of Directors of the Company (the “Board”) adopted the Plan to protect stockholder value by preserving important tax assets. The Company has generated substantial net operating loss carryovers and other tax attributes for United States federal income tax purposes (“Tax Benefits”) that can generally be used to offset future taxable income and therefore reduce federal income tax obligations. However, the Company’s ability to use the Tax Benefits will be adversely affected if there is an “ownership change” of the Company as defined under Section 382 of the Internal Revenue Code (“Section 382”). In general, an ownership change will occur if the Company’s “5% shareholders” (as defined under Section 382) collectively increase their ownership in the Company by more than 50% over a rolling three-year period. The Plan was adopted to reduce the likelihood that the Company’s use of its Tax Benefits could be substantially limited under Section 382.

Pursuant to the Plan, the Board declared a dividend of one preferred share purchase right (each a “Right” and together the “Rights”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) under the terms of the Plan. The dividend is payable on June 11, 2010 (the “Record Date”) to the stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $8.00 per one one-hundredth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment or, in circumstances described below, to instead acquire shares of Common Stock.. The description and terms of the Rights are set forth in the Plan.

Until the earlier to occur of (i) the close of business on the tenth business day following the first date of public announcement that a person, entity or group (each, a “person”) has become an “Acquiring Person” (as defined in the Plan), by acquiring ownership of 4.90% or more of the outstanding shares of Common Stock, or that the Board has concluded that a person has become an Acquiring Person, or (ii) the close of business on the tenth business day (or, except in certain circumstances, such later date as may be specified by the Board) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the ownership by a person (with certain exceptions) of 4.90% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to Common Stock certificates outstanding as of the Record Date (or any book-entry shares in respect thereof), only by such Common Stock certificate (or registration in book-entry form), and the Rights will be transferable only in connection with the transfer of Common Stock. Any person that owns 4.90% or more of the outstanding shares of Common Stock on May 26, 2010 will not be deemed an Acquiring Person unless and until such person acquires ownership of any additional shares of Common Stock. Under the Plan, the Board may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Plan if the Board determines that such person’s ownership of Common Stock will not be likely to directly or indirectly limit the availability of the Company’s Tax Benefits or is otherwise in the best interests of the Company.  The Board shall not have any obligation, implied or otherwise, to grant such an exemption.  For purposes of the Plan, ownership is in general determined pursuant to applicable rules and regulations of the Internal Revenue Code, including Section 382 and by the definition of “beneficial ownership” of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

The Plan provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be attached to and will be transferred with and only with the Common Stock. Until the Distribution Date (or the earlier expiration or redemption of the Rights), new shares of Common Stock issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights by reference (with respect to shares represented by certificates) or notice thereof will be provided in accordance with applicable law (with respect to uncertificated shares). Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Record Date, even without such notation, or the transfer by book-entry of any uncertificated shares of Common Stock, will also constitute the transfer of the Rights associated with such shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and the Rights will thereafter be evidenced solely by such separate Right Certificates.

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of: (i) the close of business on May 26, 2014 unless that date is advanced or extended, (ii) the time at which the Rights are redeemed or exchanged under the Plan, (iii) the end of the calendar month in which the Company’s 2011 annual meeting of stockholders is held if stockholder approval of the Plan has not been received before that time, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vi) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

The terms of the shares of Preferred Stock purchasable upon exercise of the Rights have been previously authorized as set forth in the Company’s Amended Certificate of Designation of Series A Junior Participating Preferred Stock.  Because of the nature of the Preferred Stock’s dividend and liquidation rights, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person becomes an Acquiring Person, each holder of a Right, other than Rights owned by the Acquiring Person, related persons, or transferees (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) that number of shares of Common Stock (subject to any delay of exercisability approved by the Board) having a market value of two times the Purchase Price.

If any person becomes an Acquiring Person, the Board, in its sole discretion, may permit the Rights, other than Rights owned by the Acquiring Person, related persons, or transferees (which will thereupon become void), to be exercisable for 50% of the shares of Common Stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender to the Company of the exercised Rights.

At any time after any person becomes an Acquiring Person but before the acquisition by such Acquiring Person of ownership of 50% or more of the shares of Common Stock then outstanding, the Board may exchange the Rights other than Rights owned by such Acquiring Person, related persons, or transferees (which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time before the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights (other than the Acquiring Person, related persons, or transferees).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

In connection with the adoption of the Plan, the Company entered into a First Amendment (the “Amendment”) to the Amended and Restated Rights Agreement between the Company and Computershare Trust Company, N.A., as successor-in-interest to U.S. Stock Transfer Corporation, as rights agent, dated as of July 30, 2004 and as amended and restated on April 24, 2009 (the “Rights Agreement”).  The Amendment effectively terminated the Rights Agreement and caused the rights issued thereunder to expire, effective upon the execution and delivery of the Plan.

This summary description of the Plan and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Plan and the Amendment, which are incorporated herein by reference to Exhibits 4.1 and 10.1, respectively.

Item 8.01.	Other Events.

On May 26, 2010, the Company issued a press release announcing the adoption of the Plan and the declaration of a dividend of the Rights thereunder. A copy of this press release is furnished as Exhibit 99.1 to this report, but shall not be considered “filed” within the meaning of General Instruction B.2 to Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Tax Benefit Preservation Plan, dated as of May 26, 2010, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc.

10.1
First Amendment to Amended and Restated Rights Agreement, dated as of May 26, 2010, between Autobytel Inc. and Computershare Trust Company, N.A., as successor-in-interest to U.S. Stock Transfer Corporation, as rights agent.

99.1*	Autobytel Inc. Press Release dated May 26, 2010.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

Date: June 2, 2010	By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1
Tax Benefit Preservation Plan, dated as of May 26, 2010, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc.

10.1
    First Amendment to Amended and Restated Rights Agreement, dated as of May 26, 2010, between Autobytel Inc. and Computershare Trust Company, N.A., as successor-in-interest to U.S. Stock Transfer
    Corporation, as rights agent.

99.1*	Autobytel Inc. Press Release dated May 26, 2010.

*	Furnished herewith.